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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                     ------
                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 1, 2005

                          INGLES MARKETS, INCORPORATED
             (Exact name of registrant as specified in its charter)

       NORTH CAROLINA                  0-14706                   56-0846267
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

                       P.O. Box 6676, Asheville, NC 28816
                              (Address of Principal
                               Executive Offices)


                                 (828) 669-2941
              (Registrant's telephone number, including area code)

                                      None
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02      Departure  of  Directors  or  Principal  Officers;   Election  of
               Directors; Appointment of Principal Officers.

        On April 1, 2005, Ingles Markets, Incorporated ("Ingles") appointed Ronald B. Freeman as Chief Financial Officer, effective April 18, 2005.

        Mr. Freeman, 47 years old, has served as Chief Financial Officer of Silver-Line Plastics Corporation, a plastic pipe manufacturer, since 2000. From 1998 to 2000, he served as Executive Vice President and Chief Financial Officer of MMS Incentives, LLC, a business-to-business loyalty and incentive programs company. From 1994 to 1998, he served as Chief Financial Officer of Phillips & Brooks/Gladwin, a telecommunications manufacturing and services company. Prior to that time, Mr. Freeman was employed as Executive Vice President and Chief Financial Officer of The Merchant Bank of Atlanta and as Vice President and Assistant Comptroller of Bank South Corporation. He began his career at Price Waterhouse. Mr. Freeman graduated from the University of North Carolina, Chapel Hill with a BS in Business Administration and is a certified public accountant.

        Mr. Freeman will receive a salary of $170,000 annually and will be eligible to participate in such benefits and perquisites, including any bonus program, as is offered from time to time by the Company to similarly situated employees.

Item 9.01 Financial Statements and Exhibits.

         (c) Exhibits.

    99.1  Copy of press release issued by Ingles on April 4, 2005.



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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INGLES MARKETS, INCORPORATED



Date: April 6, 2005               By:      /s/ James W. Lanning
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                                           James W. Lanning
                                           President and Chief Operating Officer